UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2021

THE GOODYEAR TIRE & RUBBER COMPANY

(Exact name of registrant as specified in its charter)

Ohio	1-1927	34-0253240
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Innovation Way, Akron, Ohio		44316-0001
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (330) 796-2121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Without Par Value	GT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 23, 2021, the Compensation Committee of the Board of Directors of The Goodyear Tire & Rubber Company (the “Company”) approved retention agreements with Richard J. Kramer, Chairman of the Board, Chief Executive Officer and President, Darren R. Wells, Executive Vice President and Chief Financial Officer, and Stephen R. McClellan, President, Americas.

The Retention Agreement with Mr. Wells provides that he will be eligible to receive a one-time cash award of $2.0 million, payable in March 2024, subject to his continued employment with the Company through at least December 31, 2023 and the other terms and conditions of his Retention Agreement.

The Retention Agreements with Mr. Kramer and Mr. McClellan provide for a lump sum payment equal to the difference, if any, between the Goodyear Supplementary Pension Plan benefit calculated based on the interest rate at January 1, 2021 (0%) and the benefit based on the interest rate at the time of their respective retirement, subject to continuous service through December 31, 2023 and the other terms and conditions of their respective Retention Agreement.

Copies of the Retention Agreements for Mr. Wells, Mr. Kramer and Mr. McClellan are attached as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K. The descriptions of those agreements are qualified in their entirety by reference to such exhibits.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Retention Agreement, dated May 24, 2021, between the Company and Darren R. Wells

10.2	Retention Agreement, dated May 24, 2021, between the Company and Richard J. Kramer

10.3	Retention Agreement, dated May 24, 2021, between the Company and Stephen R. McClellan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOODYEAR TIRE & RUBBER COMPANY

Date: May 27, 2021	By	/s/ Daniel T. Young
Daniel T. Young
Secretary